OPEXA THERAPEUTICS


Precision Immunotherapy®

Opexa Therapeutics, Inc.

NASDAQ: OPXA

September 2016
The Woodlands, TX

Forward-Looking Statements

All statements in this presentation other than those of historical fact, including statements regarding our preclinical and clinical development plans for Tcelna® and OPX-212, our research and other development programs, our ability to undertake certain activities and accomplish certain goals, projected timelines for our research and development activities and possible regulatory approvals, if any, our expectations regarding the relative benefits of our product candidates versus competitive therapies, our expectations regarding the possibility of licensing or collaborating with third parties regarding our product candidates or research, and our expectations regarding the therapeutic and commercial potential of our product candidates, research, technologies and intellectual property, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "design," "intend," "expect," "potential" and similar expressions, as well as the negative version of these words and similar expressions, are intended to identify forward-looking statements. Our forward-looking statements do not constitute guarantees of future performance, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those anticipated or implied in such statements. Our forward-looking statements are based upon our current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated as a result of various risks and uncertainties which include, without limitation, risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics and risks inherent in the effort to build a business around such drugs. Although we believe our expectations are reasonable, we do not in any way guarantee future results, level of activity, performance or achievements. In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any forward-looking statements. Our forward-looking statements in this presentation speak only as of the date of this presentation. We assume no obligation or undertaking to update or revise any statements to reflect any changes in our expectations or any change in events, conditions or circumstances on which any such statement is based. You should, however, review additional disclosures we make that further describe risks and uncertainties relevant to us in additional detail in our filings with the Securities and Exchange Commission including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. You may get these documents for free by visiting EDGAR on the SEC web site at http://www.sec.gov.

Opexa Highlights (Nasdaq: OPXA)

Opexa: A leading force in personalized therapies for autoimmune diseases

Advanced, proprietary platform: Lead asset in Phase 2b development

Lead indication: Secondary Progressive Multiple Sclerosis (SPMS)

Next inflection point: In 1-2 months with top-line Phase 2b data expected

Potential Partnership: Merck Serono, secured option on MS indications

- Possible exercise at completion of Phase 2b

FDA recognition: Fast Track designation for SPMS

IP Estate: 160+ issued patents

Opexa's T-Cell Immunotherapy Platform

Combatting autoimmune disease

- Restoring the function of an individual's faulty immune system
- Modulating the body's immune cells (T-cells) to enable the person to fight the disease itself
- Making individually precise therapies by harnessing cells from every patient treated
- Tailoring each therapy to every individual's disease profile
- Targeting a favorable benefit:risk profile
  - A necessity for marketing approval and reimbursement
- Targeting manageable costs and margins
  - A necessity for commercial success
  - Manufacturing done in-house, enables focus on COGS and process

Near Term Possible Value Generation: 1-2 months

The Abili-T trial

- Phase 2b top-line data in SPMS expected in early Q4 2016
- 180 patient trial, 35 centers in U.S. and Canada
- **Final patient visit has now been completed**
- End points: 1) Brain atrophy and 2) disease progression
- FDA *Fast Track* designation in SPMS

Significant Market Potential: Secondary Progressive MS



SPMS
Market Size:
$7 Billion (est.)
Relapsing Remitting MS;
Clinically Isolated Syndrome;
Primary Progressive MS

- Secondary Progressive MS market potential in North America could exceed **$7 billion** (for all therapies)
- Roughly 150,000 SPMS patients in North America
- Only one drug approved for SPMS in U.S. (none in EU or Asia)
  - Black Box warning, drug not suitable for chronic use due to severe side effects

Additional Near Term Possible Value Generation

Potential Partner

- Merck Serono signed option and license agreement in 2013
- Following evaluation of Phase 2 data, they could exercise their option, which would trigger:
  - Milestone payment to Opexa (up to $25 million to proceed to Phase 3)
  - Merck to pay for all future costs
  - Total additional milestones up to $195 M
  - Total future royalties, from 8-15% of sales

- In return, Merck to gain rights to all MS indications, world-wide, excluding Japan
- Merck Serono: stellar partner, significant experience in MS, worldwide presence and expertise

OPEXA'S NOVEL APPROACH; PRIMING THE IMMUNE SYSTEM

Root Cause of MS: Activated T-cells Degrade Myelin and Damage Myelin Producing Cells


MRTC
Neuron
Myelin peptide
MRTC
Antigen Presenting Cell
Blood brain barrier
Damage
Myelin sheath
Cytokines
Damage
Oligondendroglial cell

- In MS patients, the faulty immune system is not able to prevent the attack of a small sub-population of myelin reactive T-cells (MRTC)
- MRTCs cross the blood brain barrier, enter the brain, and bind to antigen presenting cells (APC), causing a release of pro-inflammatory cytokines which lead to a two pronged attack through:
  - Destruction of myelin sheath, the protective coating of nerve fibers
  - Destruction of oligodendroglial cells, which are responsible for producing myelin

Result
Destruction of the myelin sheath and myelin producing cells, thereby preventing remyelination

Tcelna Could Address the Root Cause of MS by Preventing Demyelination and Enabling Remyelination


MRTC
Treg
Neuron
MRTC
Treg
Antigen Presenting Cell
Blood brain barrier
Myelin sheath
Oligondendroglial cell

Adapted by permission from Macmillan Publishers Ltd: NATURE REVIEWS IMMUNOLOGY 3, 483-492 (June 2003), copyright (2003)

- Therapeutic dose of Tcelna (attenuated T-cell clones) is injected subcutaneously
- This triggers an immune response specifically targeting circulating MRTC
- Immune cells, including Tregs, have been primed, or sensitized, we believe, to specifically target the pathogenic MRTC for elimination or regulation
- Elimination of harmful MRTC may lead to:
  1. Stabilization of disease by preventing further destruction of myelin
  2. Improvement in condition by allowing oligodendroglial cells to remyelinate axons (neuroprotection)

Opexa's Strategy

Tcelna programs the immune system to ***specifically*** recognize MRTC as pathogenic, thereby inhibiting further destruction of the myelin sheath and potentially enabling remyelination

TCELNA® FOR MULTIPLE SCLEROSIS

Clinical Evidence for Tcelna MoA

OPEXA THERAPEUTICS

T-cell technology demonstrated a significant reduction in reactive T-cells (52 week study results of MS)



Reduction in MRTC
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
Week 0
Dose 1
Week 5
Dose 2
-92%
Week 13
Dose 3
-87%
Week 21
Dose 4
-79%
Week 28
-77%
Week 52
-65%

- *Results from Tcelna dose ranging studies:*
  - ✓ *Published in Clinical Immunology (2009) 131, 202-215*
- Each dose consisting of **30-45 x 10^6** cells
- % reduction relative to baseline (Week 0)

MRTC: Myelin Reactive T-cells

SPMS Patient Data: Previous Studies

Tcelna stabilizes disease in SPMS Patients at 2 years

80% of patients showed no further disease progression by EDSS at 2 years



Stabilization vs. Historical Progression
Percent of Patients Showing Disease Stabilization
100%
80%
60%
40%
20%
0%
80%
20%
40%
Stable
Progressed
Tcelna® Open Label (n=35)
Historical Disease Progression

*A small percentage of patients in pooled analysis showed an improvement (i.e. decrease in progression)

**Historical control: ESIMS Study, published Hommes Lancet 2004

Results of Phase 2b TERMS study in RRMS

Reversal of disability in prospective analysis in more active patients

Sub-population of patients (n=50) with more progressed/active disease profile (baseline ARR >1)


Annualized Relapse Rate (ARR) at week 52
Relapses/Patient/Year
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
p=0.07
55%
0.63
0.28
Tcelna
Placebo

55% Reduction in ARR


Change in Disability (EDSS) at Week 52
EDSS Score (Mean)
2.45
2.40
2.35
2.30
2.25
2.20
2.15
2.10
2.4
2.39
(p=0.045)
2.23
2.2
Baseline
Week 52
Tcelna
Placebo

Statistically Significant Improvement in Disability (p=0.045)

IMMPATH®: OPEXA'S PROPRIETARY T-CELL IMMUNOTHERAPY PLATFORM

ImmPath®: Harnessing the Power of the Patient's Own Immune System to Restore Tolerance



Procurement
Manufacturing and QC
35 Days
Dispensation
1 Day
Antigen-sourced seed material (Blood collection)
Expansion of T-cells
Attenuation
Formulation & cryopreservation
Administration
5 SC doses/year

- Annual course of treatment generated from a single manufacturing run
- Therapy is personalized annually and is tailored to evolving epitope profile

LEVERAGING THE T-CELL PLATFORM: OPX-212 FOR NEUROMYELITIS OPTICA (NMO)

NMO: A Rare Disease of the Central Nervous System



Image reprinted with permission from MultiView, Inc.

- Neuromyelitis optica (NMO) is a rare or orphan autoimmune disease
- Immune system cells and antibodies mistakenly attack and destroy myelin cells in the optic nerves and the spinal cord
- Individuals with NMO develop optic neuritis, which causes pain in the eye and vision loss, and transverse myelitis, which causes weakness, numbness, and sometimes paralysis of the arms and legs
- There are no FDA-approved therapies for NMO
- Affects any age varying from 3 to 90 years, the average age of onset ~41 years

An orphan disease with no FDA-approved therapy

Key Operational Milestones Achieved For NMO Program

FDA feedback

- Conducted pre-IND meeting to discuss pre-clinical and clinical program to support OPX-212 development in NMO

Preclinical animal study

- Results show statistically significant dose dependent reduction of AQP4 reactive T-cells in murine model
- Supportive of MOA

KOL support

- Engaged key thought leaders to validate scientific hypothesis and discuss clinical trial design
  - Benjamin Greenberg, M.D., University of Texas, Southwestern Medical Center
  - Michael Levy, M.D., Ph.D., The Johns Hopkins Hospital

Patient support

- Collected NMO patient blood samples to conduct pre-IND activities, process development and research into mechanism of action

OPEXA THERAPEUTICS

KEY FINANCIAL DATA

OPEXA THERAPEUTICS

Financials

Cash and Cash Equivalents (MM) as of June 30, 2016	~$7.8
Shares outstanding (MM)	~7.0
Shares issuable for Warrants (MM) outstanding as of June 30, 2016	~3.6[1]
Shares issuable for Stock Options (MM) outstanding as of June 30, 2016	~0.6[2]
Debt	None

(1) Weighted average exercise price =$5.19 as of June 30, 2016

(2) Weighted average exercise price =$10.91 as of June 30, 2016

SUMMARY AND OVERVIEW

Expected Milestones


Q2 '16
Q3 '16
Today
Q4 '16
Q1 '17
Completion of Phase 2b Abili-T
- Final patient visit
- Database lock
- Top-line analysis
Top-line data expected
Potential Merck option exercise and milestone payment to Opexa ($25MM)
Continue NMO preclinical dev.

Opexa Therapeutics:
A Leader in Developing T-Cell Immunotherapies

PIPELINE

- Tcelna®: Phase 2b for **secondary progressive multiple sclerosis** (SPMS), limited competition, $7BN overall market potential
  - Top line results expected for Abili-T Phase 2b SPMS trial in early Q4 2016
- OPX-212: Pre-IND for **neuromyelitis optica** (NMO), no approved therapies, **orphan** indication

TECHNOLOGY

- **Personalized T-cell immunotherapy platform** for autoimmune diseases
- Potential to yield multiple candidates tailored to each patient's disease profile
- **Scalable cGMP manufacturing facility**
- Strong patent estate (160 domestic and international)

VALIDATION

- Option agreement secured with Merck Serono for Tcelna – strong potential partner
- **FDA Fast Track designation** for Tcelna in SPMS
- Esteemed Scientific Advisory Board